UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 26, 2005
                                                          -------------
                                   Knoll, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                 001-12907               13-3873847
        --------                 ---------               ----------
(State or other jurisdiction    (Commission File        (IRS Employer
    of incorporation)              Number)            Identification No.)

1235 Water Street, East Greenville, Pennsylvania           18041
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code     (215) 679-7991
                                                       --------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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


Item 2.02. Results of Operations and Financial Condition.
           ----------------------------------------------

On July 26, 2005, Knoll, Inc. (the "Company") issued a press release reporting its financial results for the three-month period ended June 30, 2005 (the "Earnings Release"). The press release has been filed as an exhibit to this Current Report on Form 8-K, attached hereto as Exhibit 99.1.

The  attached  Earnings  Release  shall not be deemed  "filed"  for  purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

(c) Exhibit 99.1 -- Press Release, dated July 26, 2005.

     This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be "filed."

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Knoll Inc.


Dated:  July 26, 2005                  By:   /s/ Barry L. McCabe
                                            ------------------------------------
                                       Name:    Barry L. McCabe
                                       Title:   Senior Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit     Description
----------- --------------------------------------------------------------------
99.1        Press Release, dated July 26, 2005.